Exhibit 99.1

Datavault AI Appoints Christopher R. Hardt as Independent Director Following NYIAX Acquisition

Former PwC Partner brings more than 30 years of global financial leadership, corporate governance, SEC reporting and M&A experience

Hardt to serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee

PHILADELPHIA, PA – October 6, 2026 - Datavault AI Inc. (“Datavault AI” or the “Company”) (Nasdaq: DVLT), an Artificial Intelligence Platform (“AIP”) company providing data monetization, credentialing, digital engagement, real-world asset (“RWA”) tokenization and spatial audio technologies, today announced the appointment of Christopher R. Hardt to its board of directors as an independent director, effective as of October 3, 2026. Hardt was designated by NYIAX, Inc. (“NYIAX”) in connection with Datavault AI’s recently completed acquisition and previously served on NYIAX’s board of directors. Mr. Hardt brings extensive experience in public-company financial reporting, mergers and acquisitions, regulatory compliance and international business operations. He will also serve on the Audit Committee and Nominating and Corporate Governance Committee of the Company’s board of directors.

Hardt’s global financial and executive leadership career includes senior positions at PricewaterhouseCoopers (“PwC”), serving as Chief Financial Officer of Abri Capital, and holding board positions at NYIAX and Collective Audience. Throughout his career, he has advised Fortune 100 companies, private equity-backed businesses and multinational organizations on financial reporting, corporate governance, mergers and acquisitions, regulatory compliance and international expansion. His appointment follows Datavault AI’s August 2026 acquisition of NYIAX, which added patented exchange technology and contract management capabilities to the Company’s platform.

“We’re excited to welcome Chris to the Datavault AI Board as an independent director,” said Nathaniel Bradley, Chief Executive Officer of Datavault AI. “His more than 30 years of global financial leadership and deep understanding of public-company governance will be an invaluable addition to our Audit and Corporate Governance Committees. Chris already knows the NYIAX business and understands the opportunity ahead of us. We’re thrilled to have him on our Board and look forward to working together as we execute on our commercial strategy.”

During his career at PwC, Hardt held senior leadership positions across the United States, Europe and Asia. As a partner in PwC’s National Office in New York, he led Consumer Markets SEC Services, advising companies on SEC filings and regulatory matters. He also served as a partner in PwC’s Japanese member firm in Tokyo, where he led global client relationships across media, technology, banking and insurance and served on the firm’s leadership team. Hardt has advised multinational corporations on cross-border transactions and financial transformation, overseen financial due diligence, and advised boards, audit committees, CEOs and CFOs on enterprise risk management, financial reporting, IPO readiness and corporate governance.

“I’m honored to join the Datavault AI Board at such an important time in the Company’s development,” said Christopher R. Hardt. “Having served on the NYIAX Board, I’ve seen first-hand the potential of its technology and the opportunities that combining it with Datavault AI’s broader platform can create. I look forward to working alongside Nathaniel and the entire team, bringing my financial, governance and international business experience to support the Company’s continued growth and help realize its long-term vision.”

Hardt is a Certified Public Accountant (CPA) and holds a Bachelor of Arts degree from Furman University. He has completed executive education programs at INSEAD, IMD and Duke University, and has also served on the Furman University President’s Advisory Board and the Georgia Institute of Technology Parents Board.

About Datavault AI

Datavault AI Inc. (Nasdaq: DVLT) is an AIP company focused on transforming data and real-world assets into intelligent, secure and monetizable digital assets. The Company’s integrated platform combines artificial intelligence, an AI-driven inference layer, data valuation, tokenization, cybersecurity, high-performance computing and exchange technologies to support the lifecycle of data and digital assets—from identification and valuation through tokenization, commercialization and monetization.

Datavault AI operates through two synergistic divisions: Data Science and Acoustic Science. The Data Science division includes the Company’s patented Data Vault®, DataValue® and DataScore® technologies, together with its cybersecurity, tokenization and exchange capabilities. The Acoustic Science division includes WiSA®, ADIO® and related spatial audio and data-over-sound technologies, as well as the Company’s events and experiential media businesses, including CompuSystems, Inc., operated under the Event Citadel brand, and API Media Innovations Inc.

Together, these capabilities form an integrated AI platform designed to connect data, intelligence, value and markets, enabling enterprises, institutions and asset owners to identify, protect, value and monetize data and real-world assets.

The Company is headquartered in Philadelphia, PA. For more information, visit www.dvlt.ai. Investor information is available at ir.datavaultsite.com. Technology news and insights are published at dvlt.ai/insights.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other applicable securities laws) about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements in this press release include, but are not limited to, statements regarding the anticipated contributions of Christopher R. Hardt to the Company’s Board of Directors; the expected benefits of his financial leadership, corporate governance, regulatory and international business experience; the Company’s ability to strengthen its financial oversight, governance and strategic leadership; the anticipated benefits of the Company’s acquisition of NYIAX; the Company’s ability to successfully integrate NYIAX’s business, personnel, intellectual property and technologies; the anticipated expansion, development, operation and commercialization of the Company’s exchange and tokenization platforms; the Company’s ability to leverage NYIAX’s patented exchange technology and contract management capabilities; the Company’s plans to expand its digital asset and data monetization businesses; and the Company’s future growth, strategic objectives and ability to create long-term shareholder value.

These forward-looking statements are based on the Company’s current expectations, estimates, assumptions and beliefs and are subject to numerous risks and uncertainties that could cause actual results, events or developments to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, the Company’s ability to successfully integrate NYIAX and realize the anticipated benefits of the acquisition; the ability of the Company’s Board of Directors and management team to effectively execute its strategic objectives; the Company’s ability to attract, retain and effectively utilize qualified directors, executives and other personnel; the Company’s ability to successfully develop, operate, integrate, scale and commercialize its exchange and tokenization technologies; technological, operational, cybersecurity, regulatory and other risks affecting the Company’s platforms and businesses; the availability, functionality and commercial adoption of the Company’s technologies; changes in market conditions and the competitive environment; applicable federal and state securities laws and regulations and other laws and regulations applicable to digital assets, blockchain technologies and the Company’s businesses; and the other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings with the SEC.

The forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements.

Contacts

Media Contact
marketing@dvlt.ai

Investor Contact
Edward Barger
Vice President, Investor Relations
ir@dvlt.ai